Concentration of Credit Risk	12 Months Ended
Dec. 31, 2016
Risks and Uncertainties [Abstract]
Concentration of Credit Risk
Concentration of Credit Risk
The Partnership is a producer of sand mainly used by the oil and natural gas industry for fracturing wells. The Partnership’s business is, therefore, dependent upon economic activity within this market. For the year ended December 31, 2016, sales to four customers accounted for 78% of the Partnership's revenue. For the year ended December 31, 2015, sales to four customers accounted for 68% of the Partnership’s revenue. For the year ended December 31, 2014, sales to three customers accounted for 64% of the Partnership’s revenue.
Throughout 2016, the Partnership has maintained cash balances in excess of federally insured amounts on deposit with financial institutions.